UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Drive, Milton Park

Abingdon, Oxfordshire OX14 4RY

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 25, 2017, Adaptimmune Therapeutics plc (the “Company” or “Adaptimmune”) entered into an agreement for lease with MEPC Milton Park No. 1 Limited and MEPC Milton Park No. 2 Limited (“MEPC”) for the lease of a building of approximately 46,000 square feet at Milton Park, Oxfordshire, U.K (the “Premises”). Following the completion of landlords’ works, the Company will enter into a lease with MEPC of the Premises, which will provide additional laboratory and office space. The Lease has a 22-year term with break options exercisable by the Company on the fifth anniversary of the Lease commencement date and at approximately five yearly intervals thereafter. The rent payable under the Lease will be approximately $279,930 (£218,580 translated at a rate of 1 GBP = 1.28068 USD) for the first five months and then approximately $559,861 (£437,161) per year thereafter subject to reviews at approximately five yearly intervals.

Item 8.01              Other Events.

On May 26, 2017, the Company issued a press release announcing an oral presentation, as well as four trials in progress posters, at the 2017 ASCO annual meeting in Chicago, Illinois on June 2 through June 6, 2017. During an oral presentation scheduled for June 5th, Dr. Sandra P. D’Angelo of the Memorial Sloan Kettering Cancer Center will present a full update on Cohorts 1, 2, 3, and 4 from Adaptimmune’s ongoing study of NY-ESO SPEAR T-cells in patients with synovial sarcoma. In the same press release, the Company also announced that it will host a webinar / teleconference on June 6th from 8:00—9:00 AM EDT (1:00—2:00 PM BST) to discuss this updated synovial sarcoma clinical data. Call in details and the webinar link will be made available in the Investors section of Adaptimmune’s website (http://www.adaptimmune.com) and will also be provided in a subsequent ASCO press release on June 5th. The text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 8.01 of this Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by the Company by specific reference in such a filing.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: May 26, 2017	By:	/s/ Margaret Henry
Name: Margaret Henry
Title: Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 26, 2017